UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event report): February 9, 2006
ARGON ST, INC.
(Exact Name of Registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

000-08193	38-1873250

(Commission File No.)	(I.R.S. Employer Identification No.)
12701 Fair Lakes Circle, Fairfax, Suite 800, Virginia 22033
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (703)322-0881
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ARGON ST, INC. AND SUBSIDIARIES
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On February 9, 2006, Argon ST, Inc. (the ‘Company’) reported its results for the fiscal quarter ended January 1, 2006. The Company’s press release, dated February 9, 2006, is attached as Exhibit 99.1
ITEM 9. 01 Financial Statement and Exhibits
(c) Exhibits

Exhibit Number	Description
99.1	Press Release, dated February 9, 2006, issued by Argon ST, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned, thereunto duly authorized.

ARGON ST, INC.

February 9, 2006	By:	/s/ Victor F. Sellier

Victor F. Sellier
Vice President, Business Operations, Chief
Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated February 9, 2006, issued by Argon ST, Inc